Exhibit 99.1

SolarEdge Announces Fourth Quarter
and Full Year 2018 Financial Results

FREMONT, Calif. — February 20, 2019. SolarEdge Technologies, Inc. (Nasdaq: SEDG), a global leader in smart energy technology, today announced its financial results for the fourth quarter and year ended December 31, 2018.

Fourth Quarter 2018 Highlights

•	Total revenues of $263.7 million

•	GAAP gross margin of 30.2%

•	GAAP net diluted EPS of $0.27

•	Non-GAAP net diluted EPS of $0.63

•	1.1 Gigawatts (AC) of inverters shipped

•	Revenues from solar products of $243.4 million
•	Non-GAAP gross margin from sale of solar products of 32.8%

Full Year 2018 Highlights

•	Total revenues of $937.2 million

•	GAAP gross margin of 34.1%

•	GAAP net diluted EPS of $2.69

•	Non-GAAP net diluted EPS of $3.17

•	3.9 Gigawatts (AC) of inverters shipped

•	Revenues from solar products of $914.3 million
•	Non-GAAP gross margin from sale of solar products of 35.4%

 “We are happy to report another record revenue quarter and a very strong year in which we continued to take market share,” said Guy Sella, Founder, Chairman and CEO of SolarEdge. “In addition to the growth and strong profitability of our solar business, this quarter we continued to lay the foundations for our non-solar future growth with the acquisition of Kokam, a leading provider of lithium-ion batteries and the post quarter acquisition of a majority holding of S.M.R.E, a provider of innovative integrated powertrain technology and electronics for the e-mobility market. I am confident that these acquisitions, which will initially dilute our margins and EPS, will over time and with our investment, innovation and operational excellence, become a meaningful part of the SolarEdge success.”

Fourth Quarter 2018 Summary

The Company reported record revenues of $263.7 million, up 11% from $236.6 million in the prior quarter and up 39% from $189.3 million year over year.

GAAP gross margin was 30.2%, down from 33.0% in the prior quarter and down from 37.5% year over year.

Non-GAAP gross margin was 30.9%, down from 33.6% in the prior quarter and down from 37.9% year over year.

GAAP operating expenses were $55.3 million, up 26% from $43.9 million in the prior quarter and up 52% from $36.4 million year over year.

Non-GAAP operating expenses were $45.1 million, up 22% from $37.0 million in the prior quarter and up 42% from $31.7 million year over year.

GAAP operating income was $24.4 million, down 28% from $34.0 million in the prior quarter and down 29% from $34.6 million year over year.

Non-GAAP operating income was $36.4 million, down 14% from $42.5 million in the prior quarter and down 9% from $40.0 million year over year

GAAP net income was $12.9 million, down 72% from $45.6 million in the prior quarter and down 34% from $19.5 million year over year.

Non-GAAP net income was $31.5 million, down 26% from $42.7 million in the prior quarter and down 24% from $41.2 million year over year.

GAAP net diluted earnings per share (“EPS”) was $0.27, down from $0.95 in the prior quarter and down from $0.42 year over year.

Non-GAAP net diluted EPS was $0.63, down from $0.86 in the prior quarter and down from $0.85 year over year.

Cash flow from operating activities was $46.9 million, up from $34.3 million in the prior quarter and up from $45.8 million year over year.

As of December 31, 2018, cash, cash equivalents, restricted cash, bank deposit and marketable securities totaled $392.2 million, compared to $453.2 million on September 30, 2018 following a payment of $101.2 million for the acquisition of Kokam shares.

Full Year 2018 Summary

Total revenues of $937.2 million, up 54% from the prior year.

GAAP gross margin was 34.1%, down from 35.4% in the prior year.

GAAP operating income was $139.9 million, up 54% from $91.1 million in the prior year.

GAAP net income was $128.8 million, up 53% from $84.2 million in the prior year.

Non-GAAP net income was $157.3 million, up 37% from $115.0 million in the prior year.

GAAP net diluted earnings per share (“EPS”) was $2.69, up from $1.85 in the prior year.

Non-GAAP net diluted EPS was $3.17, up from $2.43 in the prior year.

Cash flow from operating activities of $189.1 million, up from $136.7 million in the prior year.

Outlook for the First Quarter 2019

The Company also provides guidance for the first quarter ending March 31, 2019 as follows:

•	Revenues to be within the range of $260 million to $270 million
•	Gross margins expected to be within the range of 30% to 32%
•	Revenues from solar products to be within the range of $245 million to $255 million
•	Gross margins from sale of solar products expected to be within the range of 32% to 34%

Conference Call

The Company will host a conference call to discuss these results at 4:30 P.M. ET on Wednesday, February 20, 2019. The call will be available, live, to interested parties by dialing 800-682-0995. For international callers, please dial +1 334-323-0505. The Conference ID number is 3109753.  A live webcast will also be available in the Investors Relations section of the Company’s website at: http://investors.solaredge.com

A replay of the webcast will be available in the Investor Relations section of the Company’s web site approximately two hours after the conclusion of the call and will remain available for approximately 30 calendar days.

About SolarEdge

SolarEdge is a global leader in smart energy technology. By leveraging world-class engineering capabilities and with a relentless focus on innovation, SolarEdge creates smart energy solutions that power our lives and drive future progress. SolarEdge developed an intelligent inverter solution that changed the way power is harvested and managed in photovoltaic (PV) systems. The SolarEdge DC optimized inverter seeks to maximize power generation while lowering the cost of energy produced by the PV system. Continuing to advance smart energy, SolarEdge addresses a broad range of energy market segments through its PV, storage, EV charging, batteries, UPS, and grid services solutions. SolarEdge is online at solaredge.com

Use of Non-GAAP Financial Measures

The Company has presented certain non-GAAP financial measures in this release, such as non-GAAP net income, non-GAAP net diluted EPS, non-GAAP gross margin,  non-GAAP operating expenses, non-GAAP operating income and non-GAAP gross margin from sale of solar products. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. Reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the accompanying tables to this release. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This release contains forward looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include information, among other things, concerning: our possible or assumed future results of operations; future demands for solar energy solutions; business strategies; technology developments; financing and investment plans; dividend policy; competitive position; industry and regulatory environment; general economic conditions; potential growth opportunities; and the effects of competition. These forward-looking statements are often characterized by the use of words such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negative or plural of those terms and other like terminology.

Forward-looking statements are only predictions based on our current expectations and our projections about future events.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Given these factors, you should not place undue reliance on these forward-looking statements.  These factors include, but are not limited to, the matters discussed in the section entitled “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2017, filed on February 20, 2018, Current Reports on Form 8-K and other reports filed with the SEC. All information set forth in this release is as of February 20, 2019.  The Company undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events or changes in its expectations.

Investor Contacts
SolarEdge Technologies, Inc.
Ronen Faier, Chief Financial Officer
+1 510-498-3263
investors@solaredge.com

Sapphire Investor Relations, LLC
Erica Mannion or Michael Funari
+1 617-542-6180
investors@solaredge.com

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three months ended December 31,		Year ended December 31,
	2018	2017	2018	2017
	Unaudited

Revenues	$263,670	$189,340	$937,237	$607,045
Cost of revenues	183,959	118,370	618,001	392,279

Gross profit	79,711	70,970	319,236	214,766

Operating expenses:

Research and development, net	24,710	16,420	82,245	54,966
Sales and marketing	19,210	14,079	68,307	50,032
General and administrative	11,402	5,900	28,829	18,682

Total operating expenses	55,322	36,399	179,381	123,680

Operating income	24,389	34,571	139,855	91,086

Other expenses	435		435
Financial expenses (income), net	(288)	(1,487)	2,297	(9,158)

Income before taxes on income	24,242	36,058	137,123	100,244

Taxes on income (tax benefit)	12,093	16,556	9,077	16,072

Net income	$12,149	$19,502	$128,046	$84,172
Net loss attributable to non-controlling interests	787	-	787	-
Net income attributable to Solaredge Technologies Inc.	$12,936	$19,502	$128,833	$84,172

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	December 31,
	2018	2017
CURRENT ASSETS:
Cash and cash equivalents	$191,633	$163,163
Short-term bank deposits	6,001	-
Restricted cash	1,628	1,516
Marketable securities	118,680	77,264
Trade receivables, net	173,579	109,528
Prepaid expenses and other current assets	45,073	42,223
Inventories	141,519	82,992
Total current assets	678,113	476,686

LONG-TERM ASSETS:
Marketable securities	74,256	103,120
Property, plant and equipment , net	119,329	51,182
Deferred tax assets, net	14,698	8,340
Intangible assets, net	38,504	1,115
Goodwill	34,874	-
Other non-current assets	4,698	862
Total long term assets	286,359	164,619

Total assets	$964,472	$641,305

CURRENT LIABILITIES:
Trade payables, net	$107,079	$69,488
Employees and payroll accruals	29,053	22,544
Current maturities of bank loans	16,639	-
Warranty obligations	28,868	14,785
Deferred revenues	14,351	2,559
Accrued expenses and other current liabilities	29,728	20,378
Total current liabilities	225,718	129,754

LONG-TERM LIABILITIES:
Bank loans	3,510	-
Warranty obligations	92,958	64,026
Deferred revenues	60,670	31,453
Deferred tax liabilities, net	1,499	-
Other non-current liabilities	9,391	18,605
Total long-term liabilities	168,028	114,084

STOCKHOLDERS’ EQUITY:
Share capital	5	4
Additional paid-in capital	371,794	331,902
Accumulated other comprehensive loss	(524)	(611)
Retained earnings (accumulated deficit)	191,133	66,172
Total Solaredge Technologies Inc. stockholders’ equity	562,408	397,467
Non-controlling interests	8,318	-
Total stockholders’ equity	570,726	397,467

Total liabilities and stockholders’ equity	$964,472	$641,305

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Year ended December 31,
	2018	2017

Cash flows provided by operating activities:
Net income	$128,046	$84,172
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of property, plant and equipment	12,441	7,011
Amortization of intangible assets	1,193	144
Amortization of premium and accretion of discount on available-for-sale marketable securities	1,241	2,061
Stock-based compensation	30,618	17,564
Capital loss from disposal of property	445	-
Realized loss from sale of available-for-sale marketable securities	137	-
Realized gain from cash flow hedge	(31)	(994)
Changes in assets and liabilities:
Inventories	(21,194)	(15,690)
Prepaid expenses and other assets	(2,712)	(20,943)
Trade receivables, net	(60,514)	(38,139)
Deferred tax assets and liabilities, net	(7,092)	(5,455)
Trade payables, net	31,482	35,455
Employees and payroll accruals	4,583	9,394
Warranty obligations	41,877	20,436
Deferred revenues	37,041	14,106
Accrued expenses, non-current tax liabilities and other liabilities	(8,484)	27,543

Net cash provided by operating activities	189,077	136,665

Cash flows from investing activities:
Business combinations, net of cash acquired	(94,735)	-
Purchase of property, plant and equipment	(38,608)	(21,382)
Purchase of intangible assets	-	-
Investment in short term bank deposits	(6,001)	-
Investment in available-for-sale marketable securities	(142,627)	(143,675)
Proceed from sales and maturities of available-for-sale marketable securities	129,345	80,269

Net cash used in investing activities	$(152,626)	$(84,788)

Cash flows from financing activities:
Repayment of bank loan	(3,786)	-
Proceeds from issuance of shares under stock purchase plan and upon exercise of stock-based awards	10,021	7,240
Change in noncontrolling interests	(14,190)	-

Net cash provided by financing activities	(7,955)	7,240

Increase (decrease) in cash, cash equivalents and restricted cash	28,496	59,117
Cash, cash equivalents and restricted cash at the beginning of the period	164,679	105,580
Effect of exchange rate differences on cash, cash equivalents and restricted cash	86	(18)

Cash, cash equivalents and restricted cash at the end of the period	$193,261	$164,679

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(In thousands, except gross profit and per share data)
(Unaudited)

	Reconciliation of GAAP to Non-GAAP Gross Profit
	Three months ended			12 months ended
	December 31, 2018	September 30, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Gross profit (GAAP)	79,711	77,982	70,970	319,236	214,766
Stock-based compensation	1,323	1,127	703	4,342	2,251
Cost of product adjustment	398	208	----	606	----
Intangible assets amortization	----	193	----	193	----
Gross profit (Non-GAAP)	81,432	79,510	71,673	324,377	217,017

	Reconciliation of GAAP to Non-GAAP Gross Margin
	Three months ended			12 months ended
	December 31, 2018	September 30, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Gross margin (GAAP)	30.2%	33.0%	37.5%	34.1%	35.4%
Stock-based compensation	0.5%	0.4%	0.4%	0.4%	0.3%
Cost of product adjustment	0.2%	0.1%	0.0%	0.1%	0.0%
Intangible assets amortization	0.0%	0.1%	0.0%	0.0%	0.0%
Gross margin (Non-GAAP)	30.9%	33.6%	37.9%	34.6%	35.7%

	Reconciliation of GAAP to Non-GAAP Operating expenses
	Three months ended			12 months ended
	December 31, 2018	September 30, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operating expenses (GAAP)	55,322	43,945	36,399	179,381	123,680
Stock-based compensation R&D	(3,230)	(2,988)	(1,795)	(11,205)	(5,703)
Stock-based compensation S&M	(2,564)	(2,250)	(1,714)	(9,112)	(5,387)
Stock-based compensation G&A	(1,574)	(1,585)	(1,170)	(5,959)	(4,224)
Intangible assets amortization - R&D	(652)	(110)	----	(762)	----
Intangible assets amortization - S&M	(101)	(29)	----	(130)	----
Acquisition related expenses	(2,140)	----	----	(2,140)	----
Operating expenses (Non-GAAP)	45,061	36,983	31,720	150,073	108,366

	Reconciliation of GAAP to Non-GAAP Operating income
	Three months ended			12 months ended
	December 31, 2018	September 30, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operating income (GAAP)	24,389	34,037	34,571	139,855	91,086
Cost of product adjustment	398	208	----	606	----
Stock-based compensation	8,691	7,950	5,382	30,618	17,565
Intangible assets amortization	753	332	----	1,085	----
Acquisition related expenses	2,140	----	----	2,140	----
Operating income (Non-GAAP)	36,371	42,527	39,953	174,304	108,651

	Reconciliation of GAAP to Non-GAAP Financial expenses (income), net
	Three months ended			12 months ended
	December 31, 2018	September 30, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Financial expenses (income), net (GAAP)	(288)	689	(1,487)	2,297	(9,158)
Non cash interest	(769)	(640)	----	(2,489)	----
Intangible assets amortization	528	----	----	528	----
Financial expenses (income), net (Non-GAAP)	(529)	49	(1,487)	336	(9,158)

	Reconciliation of GAAP to Non-GAAP Other expenses
	Three months ended			12 months ended
	December 31, 2018	September 30, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Other expenses (GAAP)	435	----	----	435	----
Fixed assets disposal	(435)	----	----	(435)	----
Other expenses (income) (Non-GAAP)	----	----	----	----	----

	Reconciliation of GAAP to Non-GAAP Tax on income (Tax benefit)
	Three months ended			12 months ended
	December 31, 2018	September 30, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Tax on income (Tax benefit) (GAAP)	12,093	(12,295)	16,556	9,077	16,072
Deferred tax asset	2,304	1,771	2,392	7,093	5,456
Transition tax of foreign earnings	(8,189)	10,305	(18,735)	1,296	(18,735)
Tax on income (Tax benefit) (Non-GAAP)	6,208	(219)	213	17,466	2,793

	Reconciliation of GAAP to Non-GAAP Net income attributable to Solaredge Technologies Inc.
	Three months ended			12 months ended
	December 31, 2018	September 30, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Net income attributable to Solaredge Technologies Inc. (GAAP)	12,936	45,643	19,502	128,833	84,172
Cost of product adjustment	398	208	----	606	----
Stock-based compensation	8,691	7,950	5,382	30,618	17,565
Intangible assets amortization	225	332	----	557	----
Acquisition related expenses	2,140	----	----	2,140	----
Non cash interest	769	640	----	2,489	----
Fixed Assets disposal	435	----	----	435	----
Deferred tax asset	(2,304)	(1,771)	(2,392)	(7,093)	(5,456)
Transition tax of foreign earnings	8,189	(10,305)	18,735	(1,296)	18,735
Net income attributable to Solaredge Technologies Inc. (Non-GAAP)	31,479	42,697	41,227	157,289	115,016

	Reconciliation of GAAP to Non-GAAP Net basic EPS
	Three months ended			12 months ended
	December 31, 2018	September 30, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Net basic earnings per share (GAAP)	0.28	1.00	0.45	2.85	1.99
Cost of product adjustment	0.01	0.01	----	0.01	----
Stock-based compensation	0.19	0.17	0.12	0.68	0.42
Intangible assets amortization	0.01	0.01	----	0.01	----
Acquisition related expenses	0.04	----	----	0.05	----
Non cash interest	0.02	0.02	----	0.05	----
Fixed Assets disposal	0.01	----	----	0.01	----
Deferred tax asset	(0.05)	(0.039)	(0.05)	(0.15)	(0.13)
Transition tax of foreign earnings	0.18	(0.226)	0.43	(0.03)	0.44
Net basic earnings per share (Non-GAAP)	0.69	0.94	0.95	3.48	2.72

	Reconciliation of GAAP to Non-GAAP Net diluted EPS
	Three months ended			12 months ended
	December 31, 2018	September 30, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Net diluted earnings per share (GAAP)	0.27	0.95	0.42	2.69	1.85
Cost of product adjustment	0.01	----	----	0.01	----
Stock-based compensation	0.16	0.13	0.10	0.53	0.30
Intangible assets amortization	0.01	0.01	----	0.01	----
Acquisition related expenses	0.04	----	----	0.04	----
Non cash interest	0.01	0.01	----	0.05	----
Fixed Assets disposal	0.01	----	----	0.01	----
Deferred tax asset	(0.04)	(0.03)	(0.05)	(0.14)	(0.12)
Transition tax of foreign earnings	0.16	(0.21)	0.38	(0.03)	0.40
Net diluted earnings per share (Non-GAAP)	0.63	0.86	0.85	3.17	2.43

	Reconciliation of GAAP to Non-GAAP No. of shares used in Net diluted EPS
	Three months ended			12 months ended
	December 31, 2018	September 30, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Number of shares used in computing net diluted earnings per share (GAAP)	47,637,478	48,281,240	46,876,328	47,980,002	45,425,307
Stock-based compensation	2,204,179	1,463,633	1,375,527	1,636,127	1,907,423
Number of shares used in computing net diluted earnings per share (Non-GAAP)	49,841,657	49,744,873	48,251,855	49,616,129	47,332,730